                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, effective immediately following the Separation (as defined in the Agreement and Plan of Reorganization between USX Corporation and United States Steel LLC dated as of July 31, 2001), the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen
R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements registering United States Steel Corporation common stock to be issued pursuant to various employee benefit plans and dividend reinvestment/direct stock purchase plans as may be required and/or contemplated in connection with the Separation, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (for adoption by United States Steel Corporation), on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of November, 2001.

                                             /s/ J. Gary Cooper
                                             --------------------------------
                                             J. Gary Cooper

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, effective immediately following the Separation (as defined in the Agreement and Plan of Reorganization between USX Corporation and United States Steel LLC dated as of July 31, 2001), the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen
R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements registering United States Steel Corporation common stock to be issued pursuant to various employee benefit plans and dividend reinvestment/direct stock purchase plans as may be required and/or contemplated in connection with the Separation, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (for adoption by United States Steel Corporation), on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of November, 2001.

                                             /s/ Robert J. Darnall
                                             --------------------------------
                                             Robert J. Darnall

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, effective immediately following the Separation (as defined in the Agreement and Plan of Reorganization between USX Corporation and United States Steel LLC dated as of July 31, 2001), the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen
R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements registering United States Steel Corporation common stock to be issued pursuant to various employee benefit plans and dividend reinvestment/direct stock purchase plans as may be required and/or contemplated in connection with the Separation, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (for adoption by United States Steel Corporation), on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of November, 2001.

                                             /s/ Roy G. Dorrance
                                             --------------------------------
                                             Roy G. Dorrance

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, effective immediately following the Separation (as defined in the Agreement and Plan of Reorganization between USX Corporation and United States Steel LLC dated as of July 31, 2001), the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen
R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements registering United States Steel Corporation common stock to be issued pursuant to various employee benefit plans and dividend reinvestment/direct stock purchase plans as may be required and/or contemplated in connection with the Separation, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (for adoption by United States Steel Corporation), on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of November, 2001.

                                             /s/ Dr. Shirley Ann Jackson
                                             --------------------------------
                                             Dr. Shirley Ann Jackson

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, effective immediately following the Separation (as defined in the Agreement and Plan of Reorganization between USX Corporation and United States Steel LLC dated as of July 31, 2001), the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen
R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements registering United States Steel Corporation common stock to be issued pursuant to various employee benefit plans and dividend reinvestment/direct stock purchase plans as may be required and/or contemplated in connection with the Separation, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (for adoption by United States Steel Corporation), on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of November, 2001.

                                             /s/ Charles R. Lee
                                             --------------------------------
                                             Charles R. Lee

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, effective immediately following the Separation (as defined in the Agreement and Plan of Reorganization between USX Corporation and United States Steel LLC dated as of July 31, 2001), the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen
R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements registering United States Steel Corporation common stock to be issued pursuant to various employee benefit plans and dividend reinvestment/direct stock purchase plans as may be required and/or contemplated in connection with the Separation, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (for adoption by United States Steel Corporation), on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of November, 2001.

                                             /s/ Paul E. Lego
                                             --------------------------------
                                             Paul E. Lego

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, effective immediately following the Separation (as defined in the Agreement and Plan of Reorganization between USX Corporation and United States Steel LLC dated as of July 31, 2001), the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen
R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements registering United States Steel Corporation common stock to be issued pursuant to various employee benefit plans and dividend reinvestment/direct stock purchase plans as may be required and/or contemplated in connection with the Separation, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (for adoption by United States Steel Corporation), on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of November, 2001.

                                             /s/ John F. McGillicuddy
                                             --------------------------------
                                             John F. McGillicuddy

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, effective immediately following the Separation (as defined in the Agreement and Plan of Reorganization between USX Corporation and United States Steel LLC dated as of July 31, 2001), the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen
R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements registering United States Steel Corporation common stock to be issued pursuant to various employee benefit plans and dividend reinvestment/direct stock purchase plans as may be required and/or contemplated in connection with the Separation, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (for adoption by United States Steel Corporation), on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of November, 2001.

                                             /s/ Dan D. Sandman
                                             --------------------------------
                                             Dan D. Sandman

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, effective immediately following the Separation (as defined in the Agreement and Plan of Reorganization between USX Corporation and United States Steel LLC dated as of July 31, 2001), the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen
R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements registering United States Steel Corporation common stock to be issued pursuant to various employee benefit plans and dividend reinvestment/direct stock purchase plans as may be required and/or contemplated in connection with the Separation, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (for adoption by United States Steel Corporation), on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of November, 2001.

                                             /s/ Seth E. Schofield
                                             --------------------------------
                                             Seth E. Schofield

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, effective immediately following the Separation (as defined in the Agreement and Plan of Reorganization between USX Corporation and United States Steel LLC dated as of July 31, 2001), the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen
R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements registering United States Steel Corporation common stock to be issued pursuant to various employee benefit plans and dividend reinvestment/direct stock purchase plans as may be required and/or contemplated in connection with the Separation, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (for adoption by United States Steel Corporation), on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of November, 2001.

                                             /s/ John W. Snow
                                             --------------------------------
                                             John W. Snow

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, effective immediately following the Separation (as defined in the Agreement and Plan of Reorganization between USX Corporation and United States Steel LLC dated as of July 31, 2001), the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen
R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements registering United States Steel Corporation common stock to be issued pursuant to various employee benefit plans and dividend reinvestment/direct stock purchase plans as may be required and/or contemplated in connection with the Separation, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (for adoption by United States Steel Corporation), on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of November, 2001.

                                             /s/ John P. Surma, Jr.
                                             --------------------------------
                                             John P. Surma, Jr.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, effective immediately following the Separation (as defined in the Agreement and Plan of Reorganization between USX Corporation and United States Steel LLC dated as of July 31, 2001), the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen
R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements registering United States Steel Corporation common stock to be issued pursuant to various employee benefit plans and dividend reinvestment/direct stock purchase plans as may be required and/or contemplated in connection with the Separation, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (for adoption by United States Steel Corporation), on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of November, 2001.

                                             /s/ Thomas J. Usher
                                             --------------------------------
                                             Thomas J. Usher

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, effective immediately following the Separation (as defined in the Agreement and Plan of Reorganization between USX Corporation and United States Steel LLC dated as of July 31, 2001), the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Albert E. Ferrara, Jr. and Gretchen
R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements registering United States Steel Corporation common stock to be issued pursuant to various employee benefit plans and dividend reinvestment/direct stock purchase plans as may be required and/or contemplated in connection with the Separation, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (for adoption by United States Steel Corporation), on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of November, 2001.

                                             /s/ Douglas C. Yearley
                                             --------------------------------
                                             Douglas C. Yearley